Exhibit 10.5
EXECUTION VERSION

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED SERIES 2021-A SUPPLEMENT
This AMENDMENT NO. 2 (this “Amendment”), dated as of May 8, 2024, to the SECOND AMENDED AND RESTATED SERIES 2021-A SUPPLEMENT, dated as of June 28, 2023 (as amended by Amendment No. 1 to the Second Amended and Restated Series 2021-A Supplement, dated as of April 16, 2024, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Series 2021-A Supplement”), by and among HERTZ VEHICLE FINANCING III LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), THE HERTZ CORPORATION, a corporation established under the laws of Delaware (“THC”), as Administrator (in such capacity, the “Administrator”), DEUTSCHE BANK AG, NEW YORK BRANCH, as program agent (in such capacity, the “Program Agent”), the certain committed note purchasers party thereto (in such capacity, the “Committed Note Purchasers”), the certain conduit investors party thereto (in such capacity, the “Conduit Investors”), the certain funding agents for the investor groups party thereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”) to the Base Indenture, dated as of June 29, 2021, by and between the Issuer and the Trustee (as amended by Amendment No. 1 to the Base Indenture, dated as of June 27, 2022, and as may be further amended, restated, supplemented, or otherwise modified from time to time, exclusive of series supplements, the “Base Indenture”).
WITNESSETH:
WHEREAS, pursuant to Section 6.2(b)(iii) (Covenants) of the Series 2021-A Supplement, the Issuer and the Administrator covenant not to amend certain definitions without the written consent of each Committed Note Purchaser and each Conduit Investor of the Class affected by such amendment;
WHEREAS, Section 11.10(a) (Amendments) of the Series 2021-A Supplement permits the Issuer and the Trustee to amend the Series 2021-A Supplement in writing, with the consent of the Series 2021-A Required Noteholders, subject to certain conditions set forth in the Series 2021-A Supplement;
WHEREAS, the parties hereto desire, in accordance with Section 6.2(b)(iii) (Covenants), Section 11.10(a) (Amendments), and Section 11.26 (Future Amendment to Series 2021-A Manufacturer Percentage) of the Series 2021-A Supplement, to amend the definition of “Series 2021-A Manufacturer Percentage” in order to reduce the Series 2021-A Manufacturer Limit for Tesla from 25.00% to 17.50%;
WHEREAS, such amendment would affect each Committed Note Purchaser and each Conduit Investor; and

WHEREAS, the Series 2021-A Noteholders signatory hereto collectively constitute the Series 2021-A Required Noteholders, and each Committed Note Purchaser and each Conduit Investor consent to the amendment herein by its signature hereto.
NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
AGREEMENTS
1.Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in (or by reference in) Schedule I to the Base Indenture or in (or by reference in) Schedule I to the Series 2021-A Supplement, as applicable.
2.Amendment to the Series 2021-A Supplement. Pursuant to Section 6.2(b) (Covenants), Section 11.10(a) (Amendments) and Section 11.26 (Future Amendment to Series 2021-A Manufacturer Percentage) of the Series 2021-A Supplement, the Issuer and the Trustee hereby agree to amend the definition of “2021-A Manufacturer Percentage” in Schedule I to the Series 2021-A Supplement (the “Amendment”) by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text), in each case, as set forth below:
““Series 2021-A Manufacturer Percentage” means, for any Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table. In addition, the portfolio of vehicles will include a maximum of 5.0% of medium-duty trucks.

Manufacturer	Series 2021-A Manufacturer Limit
Audi	12.50%
BMW	12.50%
Chrysler	55.00%
Fiat	12.50%
Ford	55.00%
GM	55.00%
Honda	55.00%
Hyundai	55.00%
Jaguar	12.50%

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Kia	55.00%
Land Rover	12.50%
Lexus	12.50%
Mazda	35.00%
Mercedes	12.50%
Nissan	55.00%
Subaru	12.50%
Tesla	~~25.00~~17.50~~%~~
Toyota	55.00%
Volkswagen	55.00%
Volvo	35.00%
Hyundai & Kia combined	55.00%
Chrysler & Fiat combined	55.00%
Volkswagen & Audi combined	55.00%
Any other individual Manufacturer	10.00%

3.Consents.
(a)Each Series 2021-A Noteholder, by execution of its signature page to this Amendment hereby:
(i)represents, warrants and certifies, for itself but not for any other Series 2021-A Noteholder, that: (i) it holds the portion of the Series 2021-A Notes set forth opposite its name on (x) Schedule 1 of this Amendment for each Class A Noteholder and (y) Schedule 2 of this Amendment for each Class B Noteholder, (ii) its consent to the Amendment have been duly authorized by it; and (iii) this Amendment has been duly executed and delivered by it; and
(ii)affirms its consent to the Amendment by execution of its signature page to this Amendment.
(b)Each Committed Note Purchaser and each Conduit Investor affirms its consent to the Amendment by execution of its signature page to this Amendment.

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4.Representations and Warranties of the Issuer.
(a)Each representation and warranty of the Issuer set forth in the Base Indenture and the Series 2021-A Supplement is true and correct as of the date of this Amendment in all material respects (except for representations and warranties which are limited as to materiality by their terms, which representations and warranties shall be true and correct as of the date of this Amendment) as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.
(b)The execution, delivery and performance by the Issuer of this Amendment (i) have been duly and validly authorized by all necessary corporate and statutory trust proceedings of the Issuer, (ii) requires no action by or in respect of, or filing with, or any consent or approval of, any governmental body, agency or official, which has not been obtained and (iii) do not conflict with or violate or result in a breach of (x) any of the provisions of, or constitutes a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which the Issuer or any of its property is bound, which conflict, violation or default could reasonably be expected to have a Material Adverse Effect or (y) any Requirement of Law.
(c)This Amendment has been executed and delivered by a duly authorized officer of the Issuer.
(d)Each of this Amendment and the Series 2021-A Supplement as amended hereby is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by confidential general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
(e)Upon giving effect to this Amendment, there is no Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default that is continuing as of the date hereof.
5.Reference to and Effect on the Series 2021-A Supplement; Ratification.
(a)Except as specifically amended above, the Series 2021-A Supplement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Series 2021-A Supplement, or constitute a waiver of any provision of any other agreement.
(c)Upon the effectiveness hereof, each reference in the Series 2021-A Supplement to “Series 2021-A Supplement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Series 2021-A Supplement, and each reference in any other Series 2021-A Related Document to “Series 2021-A Supplement”, “thereto”, “thereof”, “thereunder” or words of like

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import referring to the Series 2021-A Supplement, shall mean and be a reference to the Series 2021-A Supplement as amended by this Amendment.
(d)The Issuer hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in the Series 2021-A Supplement, including such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its Note Obligations and its grant of Liens on the Series 2021-A Collateral to secure the Note Obligations pursuant to the Series 2021-A Supplement and (iii) that the grant referenced in the foregoing clause (ii) continues in full force and effect in respect of, and to secure, such Note Obligations under the Series 2021-A Supplement after giving effect to this Amendment.
6.Counterparts; Electronic Signature. This Amendment may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Amendment by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed.
7.Governing Law. THIS AMENDMENT AND ALL MATTERS ARISING FROM OR IN ANY MANNER RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
8.Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
9.Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
10.Effectiveness. This Amendment shall be effective upon delivery of executed signature pages by all parties hereto.

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11.Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
12.Trustee Not Responsible. The Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.
13.Conflicts. To the extent of any inconsistency between the terms of the Base Indenture, the Series 2021-A Supplement or the Series 2021-A Notes and this Amendment, the terms of this Amendment will control.
14.Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the amendments to the Series 2021-A Supplement as set forth herein.
15.Successors. All covenants and agreements in this Amendment by the parties hereto shall bind their respective successors.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HERTZ VEHICLE FINANCING III LLC, as Issuer
By:	\s\ Mark E. Johnson
Name: Mark E. Johnson
Title: Senior Vice President and Treasurer

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	\s\ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CONSENTED TO BY:

THE HERTZ CORPORATION, as Class RR Committed Note Purchaser,
By:	\s\ Mark E. Johnson
Name: Mark E. Johnson
Title: Senior Vice President and Treasurer

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH, as Program Agent
By:	\s\ Victoria Mason
Name: Victoria Mason
Title: Director
By:	\s\ Devon Olivier
Name: Devon Olivier
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH, as Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Victoria Mason
Name: Victoria Mason
Title: Director
By:	\s\ Devon Olivier
Name: Devon Olivier
Title: Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

DEUTSCHE BANK AG, NEW YORK BRANCH, as Class A Funding Agent
By:	\s\ Victoria Mason
Name: Victoria Mason
Title: Director
By:	\s\ Devon Olivier
Name: Devon Olivier
Title: Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

BANK OF AMERICA, N.A., as Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Andrew Estes
Name: Andrew Estes
Title: Director

BANK OF AMERICA, N.A., as Class A Funding Agent
By:	\s\ Andrew Estes
Name: Andrew Estes
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

BARCLAYS BANK PLC, as Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Samir Patel
Name: Samir Patel
Title: Director

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class A Conduit Investor
By:	\s\ Neil Bautista
Name: Neil Bautista
Title: Director

BARCLAYS BANK PLC, as Class A Funding Agent
By:	\s\ Samir Patel
Name: Samir Patel
Title: Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

BANK OF MONTREAL, as Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Benjamin Keskic
Name: Benjamin Keskic
Title: Vice President

FAIRWAY FINANCE COMPANY, LLC, as a Class A Conduit Investor
By:	\s\ April Grosso
Name: April Grosso
Title: Vice President

BMO CAPITAL MARKETS CORP., as a Class A Funding Agent
By:	\s\ Lindsay Slaven
Name: Lindsay Slaven
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ David R. Nunez
Name: David R. Nunez
Title: Director
By:	\s\ Richard McBride
Name: Richard McBride
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ David R. Nunez
Name: David R. Nunez
Title: Director
By:	\s\ Richard McBride
Name: Richard McBride
Title: Director

ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor
By: Credit Agricole Corproate and Investment Bank, as Attorney-in-fact
By:	\s\ David R. Nunez
Name: David R. Nunez
Title: Director
By:	\s\ Richard McBride
Name: Richard McBride
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent
By:	\s\ David R. Nunez
Name: David R. Nunez
Title: Director
By:	\s\ Richard McBride
Name: Richard McBride
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent
By:	\s\ David R. Nunez
Name: David R. Nunez
Title: Director
By:	\s\ Richard McBride
Name: Richard McBride
Title: Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

VERSAILLES ASSETS LLC, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

VERSAILLES ASSETS LLC, as a Class A Conduit Investor
By:	\s\ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

NATIXIS NEW YORK BRANCH, as a Class A Funding Agent
By:	\s\ David Bondy
Name: David Bondy
Title: Managing Director
By:	\s\ Rafael Doo
Name: Rafael Doo
Title: Vice President
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

MIZUHO BANK, LTD., as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

MIZUHO BANK, LTD., as a Class A Funding Agent
By:	\s\ Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

ROYAL BANK OF CANADA, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Irina Snyder
Name: Irina Snyder
Title: Authorized Signatory

OLD LINE FUNDING, LLC, as a Class A Conduit Investor
By:	\s\ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Class A Funding Agent
By:	\s\ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Class A Funding Agent
By:	\s\ Irina Snyder
Name: Irina Snyder
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

BNP PARIBAS, as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Advait Joshi
Name: Advait Joshi
Title: Director
By:	\s\ Tim McNally
Name: Tim McNally
Title: Director

STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor
By:	\s\ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President
By:	\s\ Rafael Doo
Name: Rafael Doo
Title: Vice President

BNP PARIBAS, as a Class A Funding Agent
By:	\s\ Advait Joshi
Name: Advait Joshi
Title: Director
By:	\s\ Tim McNally
Name: Tim McNally
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

JPMORGAN CHASE BANK, N.A., as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Josh Harraka
Name: Josh Harraka
Title: Vice President

CHARIOT FUNDING, LLC, as a Class A Conduit Investor
By:	\s\ Josh Harraka
Name: Josh Harraka
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Class A Funding Agent
By:	\s\ Josh Harraka
Name: Josh Harraka
Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CITIZENS BANK, N.A., as a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Gordon Wong
Name: Gordon Wong
Title: Director

CITIZENS BANK, N.A., as a Class A Funding Agent
By:	\s\ Gordon Wong
Name: Gordon Wong
Title: Director
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CANADIAN IMPERIAL BANK OF COMMERCE, as a Class A Funding Agent, a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Mike Jefferson
Name: Mike Jefferson
Title: Authorized Signatory
By:	\s\ Nicole Persad
Name: Nicole Persad
Title: Authorized Signatory

BAY SQUARE FUNDING LLC, as a Class A Conduit Investor
By:	\s\ Kevin J. Corrigan
Name: Keving J. Corrigan
Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

GOLDMAN SACHS BANK USA, as Class A Funding Agent, a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Jeffrey Clark
Name: Jeffrey Clark
Title: Authorized Signatory
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

TRUIST BANK, as Class A Funding Agent, a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Emily Shields
Name: Emily Shields
Title: Senior Vice President
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

LLOYDS BANK PLC, as Class A Funding Agent, a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Diana Turner
Name: Diana Turner
Title: Director
By:	\s\ Andrew Scott
Name: Andrew Scott
Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

MORGAN STANLEY BANK, N.A., as Class A Funding Agent, a Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CITIBANK, N.A., as Class A Funding Agent
By:	\s\ Urval Goradia
Name: Urval Goradia
Title: Authorized Signatory

CAFCO, LLC, as Class A Conduit Investor
By: Citibank N.A., as Attorney-in-Fact
By:	\s\ Linda Moses
Name: Linda Moses
Title: Authorized Signatory

CHARTA, LLC, as Class A Conduit Investor
By: Citibank N.A., as Attorney-in-Fact
By:	\s\ Linda Moses
Name: Linda Moses
Title: Authorized Signatory

CIESCO, LLC, as Class A Conduit Investor
By: Citibank N.A., as Attorney-in-Fact
By:	\s\ Linda Moses
Name: Linda Moses
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CRC FUNDING, LLC, as a Class A Conduit Investor
By: Citibank N.A., as Attorney-in-Fact
By:	\s\ Linda Moses
Name: Linda Moses
Title: Authorized Signatory

CITIBANK, N.A., as Class A Committed Note Purchaser and Series 2021-A Noteholder
By:	\s\ Urval Goradia
Name: Urval Goradia
Title: Authorized Signatory
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CAPITAL RESEARCH AND MANAGEMENT COMPANY, as Class B Funding Agent and Series 2021-A Noteholder
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN BALANCED FUND, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Balanced Fund
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUNDS INFLATION LINKED BOND FUND, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Funds Inflation Linked Bond Fund
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

THE BOND FUND OF AMERICA, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of The Bond Fund of America
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

AMERICAN FUNDS STRATEGIC BOND FUND, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Funds Strategic Bond Fund
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

CAPITAL GROUP AMERICAN BALANCED TRUST (US), as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of Capital Group American Balanced Trust (US)
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUND INSURANCE SERIES – ASSET ALLOCATION FUND, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Fund Insurance Series – Asset Allocation Fund
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

CAPITAL GROUP U.S. INFLATION LINKED TRUST (US), as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of Capital Group U.S. Inflation Linked Trust (US)
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

CAPITAL GROUP U.S. CORE FIXED INCOME TRUST (US), as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of Capital Group U.S. Core Fixed Income Trust (US)
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUNDS MULTI-SECTOR INCOME FUND, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Funds Multi-Sector Income Fund
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

THE INCOME FUND OF AMERICA, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of The Income Fund of America
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

CAPITAL INCOME BUILDER, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of Capital Income Builder
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

AMERICAN FUND INSURANCE SERIES – THE BOND FUND OF AMERICA, as a Class B Committed Note Purchaser and Series 2021-A Noteholder
By: Capital Research and Management Company, for and on behalf of American Fund Insurance Series – The Bond Fund of America
By:	\s\ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory
Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

Signature Page to Amendment No. 2 to Second Amended and Restated Series 2021-A Supplement

SCHEDULE 1

Series 2021-A Noteholder (Class A)	Amount of Class A Maximum Investor Group Principal Amount ($)	Percentage of Class A Maximum Investor Group Principal Amount (%)
Deutsche Bank AG, New York Branch	$260,000,000	6.906%
Bank of America, N. A.	$260,000,000	6.906%
Barclays Bank PLC	$260,000,000	6.906%
Bank of Montreal	$260,000,000	6.906%
Credit Agricole Corporate and Investment Bank	$260,000,000	6.906%
Versailles Assets LLC	$260,000,000	6.906%
Mizuho Bank, Ltd.	$260,000,000	6.906%
Royal Bank of Canada	$260,000,000	6.906%
BNP Paribas	$260,000,000	6.906%
JPMorgan Chase Bank, N.A.	$260,000,000	6.906%
Citizens Bank, N.A.	$260,000,000	6.906%
Canadian Imperial Bank of Commerce	$110,000,000	2.922%
Goldman Sachs Bank USA	$260,000,000	6.906%
Truist Bank	$260,000,000	6.906%
Lloyds Bank plc	$110,000,000	2.922%
Citibank, N.A.	$65,000,000	1.726%
Morgan Stanley Bank, N.A.	$100,000,000	2.656%
TOTAL	$3,765,000,000	100%
SCHEDULE 1

SCHEDULE 2

Series 2021-A Noteholder (Class B)	Amount of Class B Maximum Investor Group Principal Amount ($)	Percentage of Class B Maximum Investor Group Principal Amount (%)
American Balanced Fund	$60,174,000	32.093%
American Funds Inflation Linked Bond Fund	$17,780,000	9.483%
The Bond Fund of America	$50,483,000	26.924%
American Funds Strategic Bond Fund	$20,116,000	10.729%
Capital Group American Balanced Trust (US)	$770,000	0.411%
American Fund Insurance Series – Asset Allocation Fund	$5,930,000	3.163%
Capital Group U.S. Inflation Linked Trust (US)	$560,000	0.299%
Capital Group U.S. Core Fixed Income Trust (US)	$120,000	0.064%
American Funds Multi-Sector Income Fund	$10,827,000	5.774%
The Income Fund of America	$10,370,000	5.531%
Capital Income Builder	$1,780,000	0.949%
American Fund Insurance Series – The Bond Fund of America	$8,590,000	4.581%
TOTAL	$187,500,000	100%

SCHEDULE 2